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                                   UPROAR.COM

   NUMBER                                                     SHARES
UP

  SEE REVERSE FOR                                           CUSIP 916706 10 4
CERTAIN DEFINITIONS              Uproar Inc.                ISIN US9167061046

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT




is the owner of

     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.01
                                 PER SHARE, OF
================================= Uproar Inc. ==================================
transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed.

  This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


/s/ Robert D. Marafioti                              /s/ Kenneth D. Cron
   ----------------------                                ---------------------
  EXECUTIVE VICE PRESIDENT,                             CHAIRMAN OF THE BOARD
GENERAL COUNSEL AND SECRETARY                        AND CHIEF EXECUTIVE OFFICER

                                  Uproar Inc.
                                   CORPORATE
                                      SEAL
                                      1997
                                    DELAWARE
                                       X

COUNTERSIGNED AND REGISTERED:
 AMERICAN STOCK TRANSFER & TRUST COMPANY
                                TRANSFER AGENT
                                 AND REGISTRAR
BY

                          AUTHORIZED SIGNATURE

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      THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common                             UNIF GIFT MIN ACT-__________Custodian_____________
 TEN ENT - as tenants by the entireties                                         (Cust)              (Minor)
 JT TEN  - as joint tenants with right of                                     under Uniform Gifts to Minors
           survivorship and not as tenants                                    Act_____________________________
           in common                                                                       (State)

     Additional abbreviations may also be used though not in the above list.

 FOR VALUE RECEIVED,______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated____________________


                       ________________________________________________________
                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                               WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN RULE
                               17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF
                               1934) WHICH MAY INCLUDE A COMMERCIAL BANK,
                               TRUST COMPANY OR SAVINGS ASSOCIATION, CREDIT
                               UNION OR MEMBER OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR MIDWEST STOCK EXCHANGE.